UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2014

CNH Capital LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-182411 (Commission File Number)	39-1937630 (IRS Employer Identification No.)

5729 Washington Avenue Racine, Wisconsin (Address of principal executive offices)	53406 (Zip Code)

(262) 636-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On January 27, 2014, CNH Industrial N.V., the indirect parent company of CNH Capital LLC, issued a press release announcing that CNH Capital LLC had completed its offer to exchange up to $500,000,000 in aggregate principal amount of its 3.250% Notes due 2017 that have been registered under the Securities Act of 1933, as amended, for its outstanding unregistered 3.250% Notes due 2017.  See Press Release, dated January 27, 2014, “Completion of Notes Exchange Offer by CNH Capital LLC” attached hereto as Exhibit 99.1, which is incorporated by reference into this Current Report on Form 8-K.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release “Completion of Notes Exchange Offer by CNH Capital LLC” dated January 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL LLC

Date: January 27, 2014	By:	/s/ Douglas MacLeod
Douglas MacLeod
Chief Financial Officer and Assistant Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Press Release “Completion of Notes Exchange Offer by CNH Capital LLC” dated January 27, 2014.